                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K for the year ended September 29, 2002 (the "Form 10-K") of LDM Technologies, Inc. (the "Issuer).

         I, Alan C. Johnson, Chief Executive Officer of the Issuer, certify that:

         (i) The Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
         (ii) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  December 6, 2002

                                                /s/ Alan C. Johnson
                                                -------------------
                                                Alan C. Johnson
                                                Chief Executive Officer
                                                LDM Technologies, Inc.